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Riggs Large Cap Growth Fund
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Class R Shares

(A Portfolio of RiggsFunds)


SUPPLEMENT TO THE COMBINED CLASS R SHARES PROSPECTUS DATED JUNE 30, 2002

A special meeting of the shareholders of Riggs Large Cap Growth Fund ("Large Cap Growth Fund"), a portfolio of Riggs Funds, will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on December 19, 2002. Investors who were shareholders of Large Cap Growth Fund on November 6, 2002 will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below, will take effect on or about December 20, 2002. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Growth Strategies Fund ("Growth Strategies Fund"), a portfolio of Federated Equity Funds (the "Federated Trust"), would acquire all of the assets of Large Cap Growth Fund in exchange for Class A Shares of Growth Strategies Fund to be distributed pro rata by Large Cap Growth Fund to its shareholders, in complete liquidation and termination of Large Cap Growth Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.




November 6, 2002













Cusip 76656A 849

27965 (11/02)